UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 28, 2008
Date of Report (Date of earliest event reported)

APPLIED BIOSYSTEMS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-04389	06-1534213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Merritt 7 Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)
(203) 840-2000
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.      Other Events.

On October 28, 2008, Applied Biosystems Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference, announcing that the Company’s stockholders voted to approve the Company’s proposed merger with Invitrogen Corporation at the special meeting of stockholders held on that date.

Item 9.01.      Financial Statement and Exhibits.

(d)      Exhibits.

The following exhibits are filed with this Report:

Exhibit No.	Description
99	Press Release, dated October 28, 2008, issued by Applied Biosystems Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED BIOSYSTEMS INC.

By:	/s/ Thomas P. Livingston
Thomas P. Livingston
Vice President and Secretary
Date: October 29, 2008

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release, dated October 28, 2008, issued by Applied Biosystems Inc.